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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
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                                September 1, 1999


                        Socrates Technologies Corporation
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             (Exact name of registrant as specified in its charter)


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            Delaware                   0-26614               54-1707718
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(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)        Identification No.)


    8133 Leesburg Pike, Suite 780, Vienna, VA                   22182
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    (Address of principal executive offices)                  (Zip code)



               Registrant's telephone number, including area code:
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                                 (703) 356-5353

          Former name or former address, if changed since last report:
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                     9301 Peppercorn Place, Largo, MD 20774

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                    Socrates Technologies Corporation
                   INFORMATION TO BE INCLUDED IN THE REPORT


  Item 1.   Changes in Control of Registrant.

            None.

  Item 2.   Acquisition or Disposition of Assets.

            None.

  Item 3.   Bankruptcy or Receivership.

            None.

  Item 4.   Changes in Registrant's Certifying Accountant.

            None.

  Item 5.   Other Events.

         On September 1, 1999, the Registrant's Board of Directors passed a resolution to change the Registrant's principal executive offices from 9301 Peppercorn Place, Largo, Maryland to 8133 Leesburg Pike, Suite 780, Vienna, Virginia 22182. The new location is closer to the Registrant's operating subsidiaries and is located in the Tysons Corner area, a major high technology business district of the greater Washington, D.C. region. The new principal executive offices became operational in September 1999. The Largo, Maryland location will continue to be used for high technology training and as a warehouse. The information technology products and services operation at Largo, Maryland is being transitioned to and centralized at Networkland Inc.'s Rosslyn, Virginia offices. This transition should be completed by October 15, 1999.

         As previously reported, a broker dealer defendant in eleven New York Stock Exchange (NYSE) arbitration cases filed a third party claim against the Registrant. All of third-party claims in the eleven arbitration cases have been dismissed without prejudice against the Registrant. The Registrant has filed an arbitration claim with the National Association of Securities Dealers against the broker-dealer defendant who filed the third-party claims against the Registrant in the eleven NYSE arbitration cases.

  Item 6.   Resignation of Registrant's Directors.

         On September 21, 1999, Andreas A. Keller and Richard Prins were appointed as directors to the Registrant's Board of Directors. On September 1, 1999, Farshad Sajedi, the President of Networkland Inc., was appointed as a director to the Registrant's Board of Directors. Messrs. Keller, Prins and Sajedi are filling vacancies created by the resignations of Jean Sisco, Abbas Fathi, James Miller and George Cowan from the Registrant's Board of Directors.

  Item 7.   Financial Statements, Pro Forma Financial Information and
            Exhibits.

            Exhibit One: Press Release, dated September 27, 1999

  Item 8.   Change in Fiscal Year.

            None.

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 6, 1999

                                                    /s/
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                                Paul W. Richter, General Counsel,
                                Secretary, Vice President-Corporate Development and Director of Human Resources


Exhibit 1: Socrates Technologies Announces New President and New Board Members TYSONS CORNER, Va., Sept. 27 /PRNewswire/ -- Socrates Technologies Corporation (Nasdaq: SOCT - news) a Washington, D.C. area information technology products and services and software development company, announced today the appointment of Timothy J. Keenan as President of the Company and the appointment of two new Board members: Andreas A. Keller and Richard K. Prins. Mr. Keenan has spent the last four years working with private and public companies as a management specialist. He has extensive experience in the development of strategic business initiatives, financing capitalization and overall business management. His information technology experience includes networking software and web-based applications. Mr. Keenan spent two years with CS First Boston involved in merchant banking and asset management. Prior to moving to CS First Boston, Mr. Keenan worked for Cornerstone Equity Partners (formerly Prudential Equity Investors, Inc.) where he was responsible for the oversight of limited partnership investments. Mr. Keenan started his career at Price Waterhouse, LLP where he rose to the position of senior auditor.

"I am very pleased with the opportunities and the business potential that exist at Socrates. Socrates' two major, currently profitable, subsidiaries: Technet Computer Services, Inc. and Networkland, Inc. form the foundation for near term profitability and solid future growth for Socrates' overall operations. Networkland has a strong commercial client base and has the capability to grow this base by providing its customers with information technology services, including connectivity and communications solutions, web- based applications integration, extranet and virtual network development and related software programming. Technet has already established itself with its own commercial customer base and is recognized as a premier software development company by its clientele. I intend to focus on developing the appropriate marketing and sales initiatives that will build on the solid information technology services and software development capabilities of these two subsidiaries, especially in the area of providing programming, services, applications and products to support commerce and communication across the internet, LAN, WAN, internets and extranets," stated Mr. Keenan. Andreas Keller spent twenty-five years in the banking industry during which, twenty-three years were with Citibank N.A. While at Citibank, he accumulated a broad-based international experience in commercial investment and private banking. Mr. Keller's banking responsibilities ranged from managing global account relation-ships, to country management in the Middle East, to Corporate Bank Head of Citibank India/Nepal/Bangladesh. For five years, he served as Director on the Board of Citicorp Overseas Software, Ltd. At present, Mr. Keller is president of armcor.com, which provides working capital management for federal government contractors. Richard Prins is Director Corporate Finance and Senior Vice President with Ferris Baker Watts, Inc., a member of the New York Stock Exchange and a MidAtlantic investment banking firm. From 1988 to 1996, he served as Managing Director of Investment Banking with Crestar Securities Corp. ``Mr. Keller and Mr. Prins bring a wealth of financial and business experience to our board. We feel extremely fortunate that individuals of such high caliber were attracted to join our new management team at Socrates,'' stated Mr. Keenan.

The appointment of Mr. Keller and Mr. Prins, and the addition of Fred Sajedi, of the recently acquired Networkland to the Board to replace several recently departed directors, marks a new beginning in the Company's efforts to achieve sustained business growth and profitability. Certain statements in this press release, including statements containing the words ``sustained,'' ``significant,'' ``solid,'' ``strong,'' ``recognized,'' ``premier'' and similar expressions or words, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. There are a number of important factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements. Such factors include, but are not limited to: risks in products and technological developments, market acceptance of new services or products and services, continuing market demand for the Company's services and products and the impact of competitive products, services, pricing and tactics; and other factors mentioned in the Company's current and future filings with the Securities and Exchange Commission and public announcements. For additional information on Socrates Technologies Corporation, please contact the Company at its principal executive offices at 8133 Leesburg Pike, Suite 780, Vienna, Virginia 22182; telephone (703) 356-5353; facsimile (703) 356-5354; or visit its websites at www.soctech.com, www.technetweb.com and www.networkland.com.

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